LoCorr Dynamic Equity Fund
Schedule of Investments
September 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS: 69.36%
Airlines: 0.36%
SkyWest, Inc. (a)	13,685	$222,518

Apparel: 0.19%
Hanesbrands, Inc.	16,615	115,640

Banks: 5.07%
American National Bankshares, Inc.	9,024	288,317
Bank OZK	2,732	108,078
JPMorgan Chase & Co.	8,179	854,705
Wintrust Financial Corp.	3,443	280,777
Zions Bancorporation	14,667	745,964
Citigroup, Inc.	20,362	848,484
		3,126,325
Biotechnology: 1.92%
2seventy bio, Inc. (a)	1,200	17,460
Adaptimmune Therapeutics PLC - ADR (a)(b)	12,791	13,750
Autolus Therapeutics PLC - ADR (a)(b)	4,721	10,103
Caribou Biosciences, Inc. (a)	1,900	20,045
Cellectis SA - ADR (a)(b)	5,579	12,776
Century Therapeutics, Inc. (a)	2,700	26,703
Alaunos Therapeutics, Inc. (a)	15,847	27,257
Champions Oncology, Inc. (a)	64,928	486,960
Nkarta, Inc. (a)	1,100	14,476
TransMedics Group, Inc. (a)	5,774	241,007
Veracyte, Inc. (a)	17,882	296,841
Precigen, Inc. (a)	7,900	16,748
		1,184,126
Building Materials: 0.35%
SPX Technologies, Inc. (a)	4,010	221,432

Commercial Services: 2.10%
API Group Corp. (a)	2,481	32,923
Alta Equipment Group, Inc.	66,660	733,927
United Rentals, Inc. (a)	1,094	295,511
Repay Holdings Corp. (a)	32,693	230,813
		1,293,174
Computers: 0.57%
Rapid7, Inc. (a)	5,501	235,993
Kyndryl Holdings, Inc. (a)	14,100	116,607
		352,600
Diversified Financial Services: 1.64%
Alliance Data Systems Corp.	8,900	279,905
Encore Capital Group, Inc. (a)	9,563	434,925
Evercore Partners, Inc.	3,590	295,278
		1,010,108
Electric: 1.82%
Consolidated Edison, Inc.	3,260	279,578
FirstEnergy Corp.	7,653	283,161
NextEra Energy, Inc.	3,589	281,414
Xcel Energy, Inc.	4,362	279,168
		1,123,321
Electronics: 5.86%
Coherent Corp. (a)	2,024	70,537
Benchmark Electronics, Inc.	38,019	942,111
Enovix Corp. (a)	42,882	786,241
Flex Ltd. - ADR (a)(b)	55,159	918,949
Identiv, Inc. (a)	34,531	433,019
Vontier Corp.	28,019	468,198
		3,619,055
Energy - Alternate Sources: 0.63%
Archaea Energy, Inc. (a)	21,737	391,483

Engineering & Construction: 1.02%
Bowman Consulting Group Ltd. (a)	28,184	411,486
Dycom Industries, Inc. (a)	2,264	216,280
		627,766
Entertainment: 1.08%
Everi Holdings, Inc. (a)	41,245	668,994

Environmental Control: 0.49%
Clean Harbors, Inc. (a)	2,738	301,125

Food: 2.92%
The Real Good Food Co., Inc. (a)	62,500	403,750
Conagra Brands, Inc.	16,596	541,527
SunOpta, Inc. - ADR (a)(b)	94,208	857,293
		1,802,570
Hand & Machine Tools: 1.98%
Stanley Black & Decker, Inc.	16,244	1,221,711

Healthcare - Products: 3.98%
AtriCure, Inc. (a)	10,432	407,891
Omnicell, Inc. (a)	3,157	274,754
Castle Biosciences, Inc. (a)	17,738	462,607
ICU Medical, Inc. (a)	5,012	754,807
Cerus Corp. (a)	56,487	203,353
DermTech, Inc. (a)	58,784	232,785
Merit Medical Systems, Inc. (a)	2,147	121,327
		2,457,524
Healthcare-Services: 0.62%
Neuronetics, Inc. (a)	120,697	383,816

Home Furnishings: 0.36%
Lovesac Co. (a)	10,781	219,717

Internet: 6.44%
JD.com, Inc. - ADR (b)	2,169	109,101
Trip.com Group Ltd. - ADR (a)(b)	2,118	57,843
Alibaba Group Holding Ltd. - ADR (a)(b)	1,799	143,902
Amazon.com, Inc. (a)	7,575	855,975
Cogent Communications Holdings, Inc.	2,743	143,075
Edgio, Inc. (a)	94,244	261,998
IAC/InterActiveCorp. (a)	11,444	633,769
Magnite, Inc. (a)	34,674	227,808
Meta Platforms, Inc. (a)	4,200	569,856
Pinterest, Inc. (a)	12,370	288,221
Yatra Online, Inc. - ADR (a)(b)	306,248	682,933
		3,974,481
Leisure Time: 0.17%
Peloton Interactive, Inc. (a)	15,254	105,710

Lodging: 0.20%
Full House Resorts, Inc. (a)	21,931	123,252

Machinery - Construction & Mining: 0.63%
Babcock & Wilcox Enterprises, Inc. (a)	60,512	386,067

Media: 0.94%
DISH Network Corp. (a)	42,084	582,022

Miscellaneous Manufacturing: 0.23%
AMMO, Inc. (a)	49,219	144,212

Oil & Gas: 0.23%
Transocean Ltd. - ADR (a)(b)	56,822	140,350

Pharmaceuticals: 0.18%
Achilles Therapeutics PLC - ADR (a)(b)	18,782	42,447
Lyell Immunopharma, Inc. (a)	7,600	55,708
NexImmune, Inc. (a)	18,568	10,298
		108,453
Pipelines: 0.21%
Kinetik Holdings, Inc.	3,900	127,062

Retail: 4.36%
American Eagle Outfitters, Inc.	59,660	580,492
Noodles & Co. (a)	67,883	319,050
Nordstrom, Inc.	16,106	269,453
Papa John’s International, Inc.	1,321	92,483
Ulta Beauty, Inc. (a)	1,454	583,330
Walmart, Inc.	6,518	845,385
		2,690,193
Semiconductors: 4.73%
Axcelis Technologies, Inc. (a)	6,947	420,710
AXT, Inc. (a)	10,878	72,883
Cirrus Logic, Inc. (a)	10,535	724,808
MaxLinear, Inc. (a)	10,938	356,798
Silicon Motion Technology Corp. - ADR (b)	8,974	585,015
SiTime Corp. (a)	978	76,998
Synaptics, Inc. (a)	3,926	388,713
Veeco Instruments, Inc. (a)	15,647	286,653
SMART Global Holdings, Inc. - ADR (a)(b)	382	6,062
		2,918,640
Software: 12.33%
Absolute Software Corp. - ADR (b)	75,018	870,959
ACI Worldwide, Inc. (a)	10,938	228,604
Akamai Technologies, Inc. (a)	11,722	941,511
Amplitude, Inc. (a)	8,364	129,391
Augmedix, Inc. (a)	152,720	221,444
Domo, Inc. (a)	3,331	59,925
Ebix, Inc.	24,196	458,998
Everbridge, Inc. (a)	27,626	853,091
Five9, Inc. (a)	3,498	262,280
LivePerson, Inc. (a)	31,609	297,757
MicroStrategy, Inc. (a)	124	26,320
New Relic, Inc. (a)	8,556	490,943
Porch Group, Inc. (a)	143,431	322,720
Smartsheet, Inc. (a)	19,686	676,411
Take-Two Interactive Software, Inc. (a)	11,404	1,243,036
Zeta Global Holdings Corp. (a)	79,046	522,494
		7,605,884
Telecommunications: 5.75%
ADTRAN Holdings, Inc.	13,464	263,625
Calix, Inc. (a)	8,697	531,735
Cambium Networks Corp. - ADR (a)(b)	58,922	996,960
Ceragon Networks Ltd. - ADR (a)(b)	190,191	349,951
Harmonic, Inc. (a)	88,101	1,151,480
CalAmp Corp. (a)	66,916	256,957
		3,550,708
TOTAL COMMON STOCKS (Cost $45,766,739)		42,800,039

REAL ESTATE INVESTMENT TRUSTS: 2.09%
Hudson Pacific Properties, Inc.	3,298	36,113
Kimco Realty Corp.	4,052	74,597
Park Hotels & Resorts, Inc.	105,061	1,182,987
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,518,230)		1,293,697

SHORT TERM INVESTMENT: 19.10%	Shares
MONEY MARKET FUND: 19.10%
STIT-Government & Agency Portfolio, Institutional Class, 2.88% (c)	11,784,054	11,784,054
TOTAL MONEY MARKET FUND (Cost $11,784,054)		11,784,054
TOTAL SHORT TERM INVESTMENT (Cost $11,784,054)		11,784,054

TOTAL INVESTMENTS (Cost $59,069,022): 90.55%		55,877,790
Other Assets in Excess of Liabilities: 9.45% (d)		5,829,582
TOTAL NET ASSETS: 100.00%		$61,707,372

(a)	Non-dividend income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day effective yield as of September 30, 2022.
(d)	Includes assets pledged as collateral and deposits with broker for securities sold short and derivative instruments. At September 30, 2022 the value of these assets total $30,396,374.

ADR	American Depositary Reciept
PLC	Public Limited Company

LoCorr Dynamic Equity Fund
Schedule of Securities Sold Short
September 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS: (28.59)%
Advertising: (0.46)%
Trade Desk, Inc. (a)	(4,706)	$(281,184)

Aerospace & Defense: (0.48)%
Hexcel Corp.	(5,671)	(293,304)

Agriculture: (0.52)%
Vital Farms, Inc. (a)	(26,726)	(319,910)

Apparel: (0.47)%
Crocs, Inc. (a)	(4,174)	(286,587)

Auto Manufacturers: (0.42)%
Tesla Motors, Inc. (a)	(985)	(261,271)

Auto Parts & Equipment: (0.17)%
Fox Factory Holding Corp. (a)	(1,360)	(107,549)

Banks: (0.73)%
Banner Corp.	(3,140)	(185,511)
Goldman Sachs Group, Inc.	(914)	(267,848)
		(453,359)
Beverages: (0.89)%
Coca-Cola Co.	(9,823)	(550,284)

Biotechnology: (0.03)%
Vivos Therapeutics, Inc. (a)	(26,248)	(17,059)

Building Materials: (0.56)%
Armstrong World Industries, Inc.	(4,347)	(344,413)

Computers: (0.80)%
Maximus, Inc.	(6,165)	(356,769)
Zscaler, Inc. (a)	(818)	(134,455)
		(491,224)
Cosmetics & Personal Care: (1.08)%
Estee Lauder Cos., Inc.	(561)	(121,120)
Procter & Gamble Company	(4,309)	(544,011)
		(665,131)
Distribution & Wholesale: (0.44)%
Pool Corp.	(857)	(272,706)

Energy - Alternate Sources: (0.34)%
Shoals Technologies Group, Inc. (a)	(9,877)	(212,849)

Engineering & Construction: (0.53)%
Dycom Industries, Inc. (a)	(1,336)	(127,628)
Frontdoor, Inc. (a)	(9,849)	(200,821)
		(328,449)
Entertainment: (0.33)%
DraftKings, Inc. (a)	(8,594)	(130,113)
Red Rock Resorts, Inc.	(2,076)	(71,124)
		(201,237)
Food: (1.05)%
J M Smucker Co/The	(1,048)	(144,006)
Hostess Brands, Inc. (a)	(7,106)	(165,143)
Lancaster Colony Corp.	(2,258)	(339,332)
		(648,481)
Healthcare - Products: (1.95)%
Axogen, Inc. (a)	(20,050)	(238,996)
Globus Medical, Inc. (a)	(5,341)	(318,163)
Inmode Ltd. - ADR (a)(b)	(10,722)	(312,117)
Pulmonx Corp. (a)	(20,056)	(334,133)
		(1,203,409)
Home Builders: (1.08)%
D R Horton, Inc.	(3,756)	(252,967)
Thor Industries, Inc.	(3,345)	(234,083)
Toll Brothers, Inc.	(4,333)	(181,986)
		(669,036)
Home Furnishings: (0.27)%
Sonos, Inc. (a)	(12,044)	(167,412)

Internet: (0.27)%
Q2 Holdings, Inc. (a)	(5,222)	(168,148)

Iron & Steel: (0.25)%
Allegheny Technologies, Inc. (a)	(5,824)	(154,977)

Leisure Time: (0.22)%
Callaway Golf Co. (a)	(7,075)	(136,265)

Machinery-Diversified: (0.28)%
Xylem Inc/NY	(1,964)	(171,575)

Metal Fabricate & Hardware: (0.49)%
Proto Labs, Inc. (a)	(8,371)	(304,956)

Oil & Gas: (0.41)%
EQT Corp.	(3,156)	(128,607)
Range Resources Corp.	(4,963)	(125,365)
		(253,972)
Retail: (4.51)%
Five Below, Inc. (a)	(1,434)	(197,419)
Floor & Decor Holdings, Inc. (a)	(9,019)	(633,675)
Home Depot, Inc.	(2,142)	(591,063)
Lowe’s Cos, Inc.	(3,091)	(580,521)
Texas Roadhouse, Inc.	(1,709)	(149,127)
Williams-Sonoma, Inc.	(4,249)	(500,745)
Wingstop, Inc.	(1,041)	(130,562)
		(2,783,112)
Savings & Loans: (0.19)%
Axos Financial, Inc. (a)	(3,451)	(118,128)

Semiconductors: (3.60)%
Alpha & Omega Semiconductor Ltd. - ADR (a)(b)	(8,507)	(261,675)
Axcelis Technologies, Inc. (a)	(4,349)	(263,375)
Entegris, Inc.	(1,441)	(119,632)
Lam Research Corp	(1,386)	(507,276)
MACOM Technology Solutions Holdings, Inc. (a)	(6,014)	(311,465)
NVIDIA Corp.	(2,340)	(284,053)
Power Integrations, Inc.	(3,950)	(254,064)
Teradyne, Inc.	(2,915)	(219,062)
		(2,220,602)
Software: (4.64)%
Braze, Inc. (a)	(5,631)	(196,128)
Ceridian HCM Holding, Inc. (a)	(2,452)	(137,018)
Cloudflare, Inc. (a)	(2,424)	(134,071)
Coupa Software, Inc. (a)	(2,103)	(123,656)
Digimarc Corp. (a)	(29,068)	(393,871)
Fastly, Inc. (a)	(5,009)	(45,882)
Lightspeed Commerce, Inc. - ADR (a)(b)	(5,476)	(96,268)
MongoDB, Inc. (a)	(273)	(54,207)
Paycom Software, Inc. (a)	(412)	(135,956)
Procore Technologies, Inc. (a)	(3,123)	(154,526)
PTC, Inc. (a)	(3,167)	(331,268)
Roblox Corp. (a)	(9,054)	(324,495)
ServiceNow, Inc. (a)	(333)	(125,744)
Sprout Social, Inc. (a)	(4,400)	(266,992)
Take-Two Interactive Software, Inc. (a)	(2,258)	(246,122)
Zoom Video Communications, Inc. (a)	(1,332)	(98,022)
		(2,864,226)
Transportation: (1.13)%
Covenant Logistics Group, Inc.	(2,528)	(72,554)
Expeditors International of Washington, Inc.	(3,069)	(271,023)
Landstar System, Inc.	(1,976)	(285,275)
Saia, Inc. (a)	(350)	(66,500)
		(695,352)
TOTAL COMMON STOCKS (Proceeds $19,283,365)		(17,646,167)

EXCHANGE TRADED FUNDS: (7.15)%
Direxion Daily Small Cap Bull 3X Shares	(5,851)	(168,568)
iShares Russell 2000	(6,882)	(1,134,979)
iShares Russell 2000 Growth	(6,510)	(1,344,901)
iShares Semiconductor	(3,315)	(1,056,590)
ProShares Ultra Financials	(3,665)	(139,197)
SPDR S&P500 Trust	(1,582)	(565,059)
TOTAL EXCHANGE TRADED FUNDS (Proceeds $4,738,096)		(4,409,294)
TOTAL SECURITIES SOLD SHORT (Proceeds $24,021,461): (35.74)%		$(22,055,461)

Percentages are stated as a percent of net assets.

(a)	Non-dividend expense producing security.
(b)	Foreign issued security.

ADR	American Depositary Reciept
PLC	Public Limited Company

NOTES

Investment Valuation
Fair Value Measurement Summary
September 30, 2022 (Unaudited)

The LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund, LoCorr Dynamic Equity Fund and the LoCorr Spectrum Income Fund (individually a ‘‘Fund’’ and collectively the ‘‘Funds’’) follow fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and changes in valuation techniques and related inputs during the period. These inputs are summarized in three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Generally, the Funds’ investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Investments primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ investments. In addition, market prices for foreign investments are not determined at the same time of day as the net asset value (“NAV”) for the Funds. Because the Funds may invest in portfolio investments primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Funds do not price their shares, the value of some of the Funds’ portfolio investments may change on days when you may not be able to buy or sell the Funds’ shares. In computing the NAV, the Funds value foreign investments held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign investments quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of an investment in the Funds’ portfolio, particularly foreign investments, occur after the close of trading on a foreign market but before the Funds price their shares, the investment will be valued at fair value.

Certain investments such as commodity pools are measured based upon NAV as a practical expedient to determine fair value and are not required to be categorized in the fair value hierarchy.

American Depositary Receipts
The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. ADRs are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Equity Securities
Equity securities, including common stocks, preferred stocks, securities convertible into common stocks, such as convertible bonds, warrants, rights, options, master limited partnership (“MLP”) interests, real estate investment trusts (“REITs”), business development companies and royalty trusts, generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. MLP interests are limited partnerships, the interests in which (known as “units”) typically trade publicly, like stock. Master limited partnerships are also called publicly traded partnerships and public limited partnerships. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Equity securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Exchange Traded Funds
The Funds may invest in Exchange Traded Funds (“ETFs”). They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (“UITs”), which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of shares, typically 25,000 or 50,000, for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with open-end and closed-end funds. ETFs are generally categorized in Level 1 of the fair value hierarchy.

The Funds may invest in ETFs and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

Fixed Income Securities
Fixed income securities and certificates of deposit with maturities more than 60 days when acquired generally are valued using an evaluated price supplied by an independent pricing service. Inputs used by the pricing service for U.S. government and treasury securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker dealer quotes, yields, bids, offers, and reference data. Agency issued debt securities, foreign issued bonds and municipal bonds are generally valued in a manner similar to U.S. government securities. Evaluations for corporate bonds are typically based on valuation methodologies such as market pricing and other analytical pricing models as well as market transactions and dealer quotations based on observable inputs. Fixed income securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

The fair value of asset backed securities and mortgage backed securities is estimated on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Additional inputs such as creditworthiness of the underlying collateral and quotes from outside brokers for the same or similar issuance may also be considered in the development of fair value. Asset backed and mortgage backed securities are generally categorized in Level 2 of the fair value hierarchy.

Short-term investments in fixed income securities and certificates of deposit with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued using an amortized cost method of valuation, and are generally categorized in Level 2.

Investment Companies
With respect to any portion of the Funds’ assets that are invested in one or more open-end management investment companies, including money market funds, registered under the 1940 Act, the Funds’ net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The Funds generally will purchase shares of closed-end investment companies only in the secondary market. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end investment companies, as well as to the fact that the shares of closed-end investment companies are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end investment company shares also may contribute to such shares trading at a discount to their net asset value. Closed-end investment companies are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Financial Derivative Instruments
Financial derivative instruments, such as forward currency contracts, futures contracts, swap agreements or options contracts, derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker-dealer quotations, a pricing service at the settlement price determined by the relevant exchange or by the counterparty. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates.

Forward currency contracts represent the purchase or sale of a specific quantity of a foreign currency at the current or spot price, with delivery and settlement at a specified future date. Forward currency contracts are presented at fair value using spot currency rates and are adjusted for the time value of money (forward points) and contractual prices of the underlying financial instruments. Forward currency contracts are generally categorized in Level 2.

Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price, and are generally categorized in Level 1.

Total return swap contracts are stated at fair value daily based on the fair value of the underlying futures and forward currency contracts constituting the contract’s stated index, taking into account any fees and expenses associated with the swap agreement. Total return swap contracts are generally categorized in Level 2.

Fund-linked options are stated at fair value based on the fair value of Galaxy Plus Fund – East Alpha Feeder Fund (548) LLC and Galaxy Plus Fund - CoreCommodity Feeder Fund (558) LLC, taking into account any fees and expenses associated with the fund-linked option. Fund-linked options are generally categorized in Level 2.

Fair Value Pricing
If market quotations are not readily available, investments will be valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used. In these cases, a Fund’s NAV will reflect certain portfolio investments’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

Fair value determinations are required for the following securities:

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securities for which market quotations are not readily available at the valuation time on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source);

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securities for which, in the opinion of the Adviser/relevant Sub-Adviser, the prices or values available do not represent the fair value of the instrument, based upon factors that may include, but are not limited to, the following: the availability of only a bid price or an ask price; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securitiesmarkets or regulators, such as the suspension or limitation of trading;

● securities determined to be illiquid in accordance with the Trust’s Liquidity Procedures; and

●
securities with respect to which an event that will affect the value thereof has occurred subsequent to the determination by the Adviser/relevant Sub-Adviser of the closing prices reported on the principal exchange on which the securities are traded, but prior to the relevant Fund’s calculation of its NAV.

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For any open-end mutual funds that do not provide timely NAV information, the Adviser/relevant Sub-Adviser shall evaluate those ‘similar’ funds and determine which are most appropriate based on funds having similar benchmarks or similar objectives. The Adviser/relevant Sub-Adviser shall then calculate the NAV percentage move of those ‘similar’ funds for the day to create an aggregate average percentage move, which it shall use to calculate the price movement for the day of the Fund at issue. For closed-end funds, the aforementioned practice shall be utilized, in addition to monitoring secondary market activity during the day.

Performing Fair Value Pricing
The Adviser considers all appropriate factors relevant to the value of securities for which market quotations are not readily available. No single standard for determining fair value can be established, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale.

As a general matter, the Funds’ Adviser will value the portfolio security or other asset primarily by reference to the public market if there is a public market for securities of the same class or similar securities; primarily by reference to private transactions if public market reference is not available and private transaction reports are available; and primarily by use of one or more analytical methods or models if public and private market references are not available or not reliable. The Adviser will use cost only if no better method of valuation is available.

The Adviser regularly evaluates whether its pricing methodologies continue to result in values that the Fund might reasonably expect to receive upon a current sale. In order to do this, the Adviser compares its fair value prices with values that are available from other sources (if there are any). The next actual sales price of a security might be one such source. However, the next-day opening prices or next actual sales prices for a security may differ from the fair value of that security as of the time for NAV calculation, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation. Thus, discrepancies between fair values and next-day opening prices or next actual sales prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Adviser’s fair value methodology is inappropriate. Nonetheless, systematic comparisons of fair values to the next-day opening prices or next actual sales prices are useful to assist the Adviser with ongoing monitoring and evaluation of the appropriateness of its fair value methodologies.

The above guidance does not purport to delineate all factors that may be considered. The Adviser takes into consideration all indications of value available to it in determining the fair value assigned to a particular security.

The following table summarizes LoCorr Dynamic Equity Fund’s investments, securities sold short and other financial instruments as of September 30, 2022:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Common Stocks	$42,800,039	$-	$-	$42,800,039
Real Estate Investment Trusts	1,293,697	-	-	1,293,697
Short Term Investment	11,784,054	-	-	11,784,054
Total Investments	$55,877,790	$-	$-	$55,877,790

Securities Sold Short
Common Stocks	$(17,646,167)	$-	$-	$(17,646,167)
Exchange Traded Funds	(4,409,294)	-	-	(4,409,294)
Total Securities Sold Short	$(22,055,461)	$-	$-	$(22,055,461)

See the Fund’s schedule of investments and schedule of securities sold short for detail by industry classification.

*The fair value of the Fund’s other financial instruments represent the net unrealized appreciation (depreciation) at September 30, 2022.

The LoCorr Dynamic Equity Fund did not hold any Level 3 assets during the period.